UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
☑           Preliminary Proxy Statement
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☐           Definitive Proxy Statement
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SECUREALERT, INC.
(Name of the Registrant as Specified In Its Charter)

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SECUREALERT, INC.
150 West Civic Center Drive, Suite 100
Sandy, Utah 84070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of SecureAlert, Inc.:

The annual meeting (the “Annual Meeting”) of shareholders of SecureAlert, Inc., a Utah corporation (the “Company”) will be held at the Company’s offices, located at 150 West Civic Center Drive, Suite 100, Sandy, Utah 84070, on Wednesday, December 21, 2011, at 11:00 a.m., Mountain Standard Time.  The meeting will be convened for the following purposes:

(1)	To approve an amendment to our Articles of Incorporation (the “Classified Board Amendment”) to authorize the classification of our Board of Directors into three classes with staggered terms;

(2)
If Proposal 1 is approved, to elect director nominees described in the Proxy Statement to serve on our Board in each of Class I, Class II or Class III, with Class I directors to serve until the 2012 Annual Meeting of Shareholders and the election and qualification of their successors, Class II directors to serve until the 2013 Annual Meeting of Shareholders and the election and qualification of their successors, and Class III directors to serve until the 2014 Annual Meeting of Shareholders and the election and qualification of their successors;

(3)
If Proposal 1 is not approved, then to elect seven director nominees described in the Proxy Statement to serve until the 2012 Annual Meeting of Shareholders and the election and qualification of their successors;

(4)
To approve an amendment to our Articles of Incorporation (the “Increased Authorization Amendment”) to increase the number of shares of Common Stock that the Company is authorized to issue from 600,000,000 to 1,250,000,000 shares;

(5)	To approve our 2012 Equity Compensation Plan;

(6)	Ratification of the selection of Hansen Barnett & Maxwell, P.C. as our independent registered public accountant for the year ended September 30, 2011; and

(7)	To transact such other business as may properly come before the Annual Meeting and at any adjournments thereof.

Only holders of record of the Company’s Common Stock and the Company’s Series D Convertible Preferred Stock at the close of business on October 26, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Even if you now expect to attend the Annual Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail.  If you attend the Annual Meeting, you may vote in person, whether or not you have sent in your proxy.  A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

s/ Chad D. Olsen
Chad D. Olsen, Corporate Secretary
Sandy, Utah
October 24, 2011

This Notice of 2011 Annual Meeting and the attached Proxy Statement dated October 21, 2011 should be read in combination with the Company’s annual report on Form 10-K, as amended, for the fiscal year ended September 30, 2010.  Collectively, these documents contain all of the information and disclosures required in connection with the 2011 Annual Meeting of Shareholders.  Copies of all these materials can be found at www.securealert.com/sec_filings/2011annualmeeting.

SECUREALERT, INC.
150 West Civic Center Drive, Suite 100
Sandy, Utah 84070

PROXY STATEMENT
October 21, 2011

This Proxy Statement is furnished to the shareholders of SecureAlert, Inc., a Utah corporation (the “Company”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the annual meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices, located at 150 West Civic Center Drive, Suite 100, Sandy, Utah 84070, on Wednesday, December 21, 2011, at 11:00 a.m., Mountain Standard Time, and at any adjournments thereof.

This Proxy Statement and the enclosed form of proxy, together with a copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2010, as amended, (“Annual Report”) are first being made available to shareholders on or about November 9, 2011, and the cost of soliciting proxies in the enclosed form will be borne by the Company.  Proxies may be solicited by personal interview, telephone, facsimile and electronic means.  Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

Important Notice of Internet Availability of Proxy Statement and Related Materials

As permitted by the federal securities laws, we are making this Proxy Statement and our Annual Report available to our shareholders primarily via the Internet instead of mailing printed copies of these materials to each shareholder.  On or about November 9, 2011, we intend to mail to our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability, or “Notice,” containing instructions on how to access these materials, including the Proxy Statement and Annual Report.  This Proxy Statement and the Annual Report are available on the Internet at: www.securealert.com/sec_filings/2011annualmeeting.

If you received a Notice by mail, you will not receive a printed copy of the Annual Meeting materials by mail unless you request printed materials.  If you wish to receive printed materials, you should follow the instructions for requesting such materials contained in the Notice.

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters constitutes a quorum of that voting group.  If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum.  Directions to withhold authority to vote for any director, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present.  Once a quorum is present, voting on specific proposals may proceed.  If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified.  Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of shareholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Time) on October 26, 2011 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting.  Only persons holding shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) or Series D Convertible Preferred Stock (“Series D Preferred”) as of October 26, 2011, are entitled to vote at the meeting.  On October 1, 2011 there were 503,623,428 shares of Common Stock issued and outstanding and 44,845 shares of Series D Preferred issued and outstanding.  At the Annual Meeting, each share of Common Stock of the Company is entitled to one vote per share.  Each share of Series D Preferred when voted as a class is entitled to one vote per share and when voted with the Common Stock, on an as-converted basis, votes at the conversion rate of 6,000 shares of Common Stock.  Voting on an as-converted basis with the Common Stock, the holders of the Series D Preferred as a class hold the equivalent of 269,070,000 shares of Common Stock.

Vote Required

Assuming the presence of a quorum, the affirmative vote of (1) a plurality of the votes cast at the Annual Meeting (in person or by proxy) is required for the election of directors, (cumulative voting is not allowed), (2) holders of a majority of the Common Stock present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve: (i) the Classified Board Amendment, (ii) the Increased Authorization Amendment, (iii) the 2012 Equity Compensation Plan; and (iv) ratification of the selection of Hansen Barnett & Maxwell, P.C. as our independent registered public accounting firm.

Effect of Abstentions and Broker Non-Votes

Because the election of directors is determined on the basis of a plurality of the votes cast, abstentions have no effect on the election of directors.  However, because the approval of a majority of shares present and entitled to vote is required to approve the adoption of the two amendments to our Articles of Incorporation, the 2012 Equity Compensation Plan, and the ratification of the selection of our independent registered public accounting firm, abstentions have the effect of a vote against these proposals.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters.  Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner.  Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the Notice of Internet Availability, the proxy card, or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•
Attend and vote in person at the meeting.  If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card.  Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on December 20, 2011.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder.  Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted:

(1)	FOR approval of an amendment to our Articles of Incorporation to authorize the classification of our Board of Directors into three classes with staggered terms (the Classified Board Amendment); and

(2)	FOR the election of the director nominees named in this Proxy Statement to serve on our Board in Class I, Class II or Class III as described under “Election of Directors”; and

(3)
FOR approval of an amendment to our Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 600,000,000 to 1,250,000,000 shares (the Increased Authorization Amendment); and

(4)	FOR adoption of the 2012 Equity Compensation Plan; and

(5)	FOR the ratification of the selection of Hansen Barnett & Maxwell, P.C. as our independent registered public accountant for the year ended September 30, 2011; and

(6)	In the discretion of the persons named in the enclosed proxy, on any other matters that may properly come before the Annual Meeting.

You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date.  A shareholder who votes in person at the Annual Meeting in a manner inconsistent with a proxy previously filed on the shareholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person.  Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

PROPOSAL NO. 1 – AMENDMENT TO ARTICLES OF INCORPORATION
TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO
 THREE CLASSES WITH STAGGERED TERMS

Classification of the Board of Directors

Our Board has approved, and we are proposing, an amendment to our Articles of Incorporation to classify the Board of Directors into three classes with staggered terms as provided under Section 16-10a-806 of the Utah Revised Business Corporation Act (“Classified Board Amendment”).  Currently, the Board consists of a single class of Directors, all of whom are elected at each Annual Meeting of Shareholders.  The Classified Board Amendment would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

Directors in each class would be elected at the Annual Meeting.  The Directors initially elected in Class I would serve until the 2012 Annual Meeting of Shareholders and the election and qualification of their successors.  The Directors initially elected in Class II would serve until the 2013 Annual Meeting of Shareholders and the election and qualification of their successors.  The Directors initially elected in Class III would serve until the 2014 Annual Meeting of Shareholders and the election and qualification of his successor.  Beginning with the election of Directors to be held at the 2012 Annual Meeting of Shareholders, and going forward, the class of Directors to be elected in such year (Class I) would be elected for a three year term, and at each successive Annual Meeting of Shareholders, the class of Directors to be elected in such year would be elected for a three year term, so that the term of office of one class of Directors shall expire in each year.

To preserve the classified board structure, the amendment to our Articles of Incorporation also provides that a Director appointed by the Board to fill a vacancy holds office until the next election of the class for which such Director has been chosen, and until that Director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

The Board believes that a staggered board would provide important benefits to the Company and its shareholders.  A staggered board will help to assure the continuity and stability of the Company’s business strategies and management of the Company’s business because a majority of the Board of Directors at any given time will have prior experience as directors of the Company.

The text of the proposed amendment to the Company’s Articles of Incorporation, which includes the Classified Board Amendment, is attached hereto as Appendix I.  You should read Appendix I in its entirety.

Effectiveness of Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of articles of amendment to our Amended and Restated Articles of Incorporation with the Division of Corporations and Commercial Code, Department of Commerce, of the State of Utah (the “Utah Division of Corporations”).  The amendment to the Articles of Incorporation requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE CLASSIFIED BOARD AMENDMENT TO AMEND OUR ARTICLES OF INCORPORATION TO CLASSIFY OUR BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS.

PROPOSAL NO. 2 – ELECTION OF DIRECTORS IN
THREE CLASSES WITH STAGGERED TERMS

Subject to approval of Proposal No. 1 above, our Articles of Incorporation will provide for a classified Board of Directors consisting of three classes of directors with staggered terms.  Seven directors are to be elected at the Annual Meeting in three classes, Class I directors to serve until the 2012 Annual Meeting of Shareholders and the election and qualification of their successors, Class II directors to serve until the 2013 Annual Meeting of Shareholders and the election and qualification of their successors, Class III directors to serve until the 2014 Annual Meeting of Shareholders and the election and qualification of their successors.  The Nominating Committee of the Board of Directors and the Board of Directors has nominated the nominees for each Class of directors as indicated below.  All nominees have indicated their willingness to serve as directors if elected.  If a nominee withdraws or otherwise becomes unable, the proxies will be voted for a substitute nominee designated by the board.

Nominee Biographies

Following are the names and ages of each nominee, in each Class, for election as a director, the principal occupation of each, the year in which each was first elected or nominated as a director of the Company, the business experience of each for at least the past five (5) years and certain other information concerning each of the nominees.  Four (4) of the nominees are currently serving on our Board of Directors; three (3) of the nominees are new nominees to the Board of Directors and have been nominated by the Nominating Committee of the Board of Directors.

CLASS I DIRECTOR NOMINEES AND THEIR BIOGRAPHIES:

John L. Hastings, III
Principal Occupation: Chief Executive Officer, President, and Chief Operating Officer
Age 47
Director since 2009

Mr. Hastings became our Chief Executive Officer on June 30, 2011.  He has served as our President and Chief Operating Officer since 2008.  Prior to joining us, Mr. Hastings worked for Nestle/Stouffer’s, Kraft/General Foods, Nissan Motor Acceptance Corp., NCR/Teradata, Unisys Corp. and VNU/AC Nielsen.  He has also served on the boards of small entrepreneurial companies.  From 1998 through 2006, Mr. Hastings worked with VNU – AC Nielsen in several executive posts, last serving as its Senior Vice President and General Manager of Global Business Intelligence, reporting directly to VNU’s chief executive officer.  Upon acquisition and privatization of VNU in 2006, and until his appointment as our President in 2008, Mr. Hastings served as the interim President and CEO of Klever Marketing, Inc., a Utah-based retail marketing company.  Mr. Hastings received a BA from Cal State University, Fullerton CA (1985) and an MBA from Pepperdine University, Malibu CA (1987).  The Nominating Committee considered it to be important to include Mr. Hastings as a management member of the Board of Directors.  Mr. Hastings’ role in the day-to-day management and familiarity with the business activities of the Company uniquely qualify him to provide the Board with insight into the Company’s business needs and strategy planning.

Rene Klinkhammer
Principal Occupation: Director for Sapinda Deutschland GmbH
Age 31
Director since 2010

Mr. Klinkhammer is a resident of Germany.  He graduated from European Business School, Oestrich-Winkel, Germany, in 2004, with an MBA-equivalent degree in business administration.  His majors were Banking, Finance and International Management.  After graduating, Mr. Klinkhammer joined Deutsche Bank’s Investment Banking Division as an analyst in the Corporate Finance Advisory Group, specializing in mergers & acquisitions, along with debt and equity financing transactions for larger German clients of the bank.  In 2007, Mr. Klinkhammer joined Sapinda Group, a privately-owned investment company with offices in Amsterdam, Berlin, London and other major cities around the world.  For the past five years, Mr. Klinkhammer has worked with the Company as both an investor and advisor.  Mr. Klinkhammer is a member of the Audit Committee and the Compensation Committee of our Board of Directors.  The Nominating Committee considered Mr. Klinkhammer’s finance background to be an important qualification for his service as a member of the Board and the Audit Committee.

CLASS II DIRECTOR NOMINEES AND THEIR BIOGRAPHIES:

Larry G. Schafran
Principal Occupation: Managing Director – Providence Capital, Inc.
Age 73
Director since 2006

Mr. Schafran is associated with Providence Capital, Inc. (“PCI”) as a Managing Director.  PCI is a New York City-based investment and advisory firm.  Additionally, Mr. Schafran was Lead Director and Audit Committee Chairman and later a consultant to the Chairman of WorldSpace, Inc.  In addition, Mr. Schafran is also a director of the following publicly traded U. S. corporations: Sulphco, Inc., and National Patent Development Corporation.  In recent years, Mr. Schafran served in several capacities, including, as a director of PubliCard, Inc., Tarragon Corporation, and ElectroEnergy, and Trustee, Chairman/Interim-CEO/President and Co-Liquidating Trustee of Special Liquidating Trust of Banyan Strategic Realty Trust; Director and/or Chairman of the Executive Committees of Dart Group Corporation, Crown Books Corporation, TrakAuto Corporation, and Shoppers Food Warehouse, Inc. (Vice-Chairman); director and member of the Strategic Planning and Finance Committees of COMSAT Corporation, and Managing General Partner of L. G. Schafran & Partners, LP, a real estate investment and development firm.  Mr. Schafran is Chairman of the Audit and Nominating Committees and a member of the Compensation Committee of our Board of Directors.  The Nominating Committee recognizes the benefit to the Board of Directors of Mr. Schafran’s service as a member of the boards of directors of other public companies and the unique insight that this experience provides in advising the Board of Directors on corporate governance and related matters.

George F. Schmitt
Principal Occupation: CEO MBTH Cognitive Radio
Age 68
New Nominee

Mr. Schmitt is CEO of MBTH Cognitive Radio.  He has held this position since December, 2010.  Mr. Schmitt is also the lead director and board member of XG Technology, Inc. (XGT:London), a public company whose securities trade on the London Stock Exchange.  Mr. Schmitt previously served as a director of Keatrox and as a principal of Cybergate Nevada and Sierra Sunset II.  Mr. Schmitt was previously CEO and a director of espire communications which filed Chapter 11 bankruptcy 10 years ago.  Mr. Schmitt is currently a director of the following companies: MBTH, LLC, a privately held company, AIM, Kentrox, Inc. a privately held corporation, and TeleATL AS, a Dutch corporation.  In addition, Mr. Schmitt has previously served as Financial Vice President of Pacific Telesis and chaired the audit committee of Objective Systems Integrations and TeleATLAS.  Mr. Schmitt received an M.S. in Management from Stanford University, where he was a Sloan Fellow, and a B.A. in Political Science from Saint Mary’s College.  The nominating committee recognizes the benefit to the Board of Directors of Mr. Schmitt’s service as a member of the boards of directors of various companies and his unique experience in the telecommunications industry.

CLASS III DIRECTOR NOMINEES AND THEIR BIOGRAPHIES.

David P. Hanlon
Principal Occupation: President and Chief Executive Officer – Las Colinas Group
Age 66
Director since 2006

Mr. Hanlon was Chief Executive Officer and President of Empire Resorts, Inc., a public company in the gaming industry, until May 2009.  Prior to starting his own gaming consulting business in 2000, in which he advised a number of Indian and international gaming ventures, Mr. Hanlon was President and Chief Operating Officer of Rio Suites Hotel & Casino from 1996-1999, a period in which the Rio Suites Hotel & Casino underwent a major expansion.  From 1994-1995, Mr. Hanlon served as President and Chief Executive Officer of International Game Technology, the world's leading manufacturer of microprocessor gaming machines.  From 1988-1993, Mr. Hanlon served as President and Chief Executive Officer of Merv Griffin's Resorts International, and prior to that, Mr. Hanlon served as President of Harrah's Atlantic City (Harrah's Marina and Trump Plaza).  Currently, he serves as President and Chief Executive Officer of the Las Colinas Group organized for the purpose of developing a major entertainment center in partnership with the city of Irving Texas.  Mr. Hanlon's education includes a B.S. in Hotel Administration from Cornell University, an M.S. in Accounting, and an M.B.A. in Finance from the Wharton School, University of Pennsylvania, and completion of the Advanced Management Program at the Harvard Business School. Mr. Hanlon is a member of the Audit Committee of our Board of Directors.  The Nominating Committee recognizes Mr. Hanlon’s significant experience in top management and finance positions during his career and believes that this experience qualifies him to serve as a member of the Company’s Board of Directors.

Antonio J. Rodriquez
Principal Occupation: Attorney
Age 69
New Nominee

Mr. Rodriguez has practiced corporate law since 1974 with the firm McConnell Valdes, LLC in Puerto Rico and from 1979 to 2006 he served as a principal partner of the law firm.  Since 2006, Mr. Rodriquez has served as Of Counsel with the firm.  Mr. Rodriquez has extensive experience as a corporate attorney advising both private and publicly held corporations and facilitating transactions of all kinds.  Mr. Rodriguez, as an attorney, represents Borinquen Container Corporation on various matters.  Borinquen Container Corp. holds more than five percent of SecureAlert’s stock.  The nominating committee recognizes the benefit to the Board of Directors of Mr. Rodriguez’s extensive legal experience and international business experience.

Winfried Kunz
Principal Occupation: Managing Partner – Asecon GmbH
Age 46
New Nominee

Mr. Kunz is a citizen of Switzerland and has studied Business Administration and Economics from 1984 -1989 at the Universities in Munich and Cologne.  In 1985 he started working as a system analyst and from 1987 – 1998 as a management consultant for German, British and American companies in the Information Technology Business, where he served in executive positions.  Mr. Kunz worked as an executive at Precision Software Ltd., Contract Software International Inc., and Symantec Corp.  For more than 15 years Mr. Kunz has worked as an independent consultant and managing partner of Asecon GmbH a company he founded in 1997, developing and implementing investor innovative business models for residential properties with a focus in Munich for his own portfolio and for third parties.  For more than 10 years he has been a consultant to JK Wohnbau GmbH, a Munich based real estate developer, where he served as COO from 2009 until the IPO in 2010.  For the last two years, Mr. Kunz has worked with the Company as an investor.  The Board of Directors recognizes Mr. Kunz’s extensive experience in the information technology industry and his international business expertise, as well as his finance and operational expertise.

Director Qualifications

In nominating individuals to become members of the Company’s Board of Directors, the Nominating Committee of the Board of Directors strives to achieve Board participation that represents a diverse mix of skills, qualifications, experience, perspectives, talents, backgrounds and education that will assist the Board of Directors in fulfilling its responsibilities, oversee management’s execution of strategic objectives, and represent the interests of all of the Company’s shareholders.

As of the date of this Proxy Statement, our Common Stock is not listed on any exchange and we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the Board of Directors be independent.  While we are not currently subject to corporate governance standards relating to the independence of our directors, we choose to define an “independent” director in accordance with the NASDAQ Capital Market’s requirements for independent directors (Marketplace Rule 5605(a)(2)), which includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  Six of the seven members of the Company’s Board of Directors, if elected, will be considered “independent directors” as such term is defined in NASDAQ Rule 4200(a)(15).  These independent directors include Rene Klinkhammer, Larry G. Schafran, George F. Schmitt, David P. Hanlon, Antonio J. Rodriquez and Winfried Kunz.

Further information about the Company’s corporate governance practices, the responsibilities and functioning of the Board and its committees, director compensation and related party transactions is found throughout this Proxy Statement.

If any nominee should decline or be unable to serve for any reason, votes will instead be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that any nominee will decline to be a candidate or, if elected, will be unable or unwilling to serve.  The Company’s directors are elected by a plurality vote.  Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received for the election of the seven (7) nominees named above, regardless of whether or not Proposal No. 1 is approved by the shareholders.

BIOGRAPHY OF CHIEF FINANCIAL OFFICER

CHAD D. OLSEN
Principal Occupation: Chief Financial Officer and Corporate Secretary
Age 40

Mr. Olsen became our Chief Financial Officer in 2010.  He also serves as our Corporate Secretary.  Prior to his appointment as Chief Financial Officer, Mr. Olsen served as our corporate controller from 2001.  From 1992 to 1997, Mr. Olsen worked in the banking and investment industry where he assisted clients with tax, investment and banking services.  From 1997 to 2001, Mr. Olsen worked with a certified public accounting firm performing tax, auditing, and business advisory services.  Additionally, Mr. Olsen owned and operated his own accounting practice performing tax, accounting, and consulting services.  Mr. Olsen received a Bachelor of Science Degree in Accounting from Brigham Young University.

PROPOSAL NO. 3 – ELECTION OF DIRECTORS (IN
THE EVENT THE CLASSIFIED BOARD AMENDMENT IS NOT APPROVED) FOR ONE-YEAR TERMS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS

In the event the Classified Board Amendment is not approved by vote of the shareholders, we are requesting that you vote for the seven nominees for director listed above to serve as members of our Board for one-year terms, until our next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

Vote Required

The election of directors is determined on the basis of a plurality of the votes cast.  A nominee for director will be elected if he receives more affirmative votes than negative votes at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT EACH OF THE SEVEN NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS AND COMMITTEES

Election and Meetings

Directors currently hold office until the next annual meeting of the shareholders and until their successors have been elected or appointed and duly qualified.  If the proposed Classified Board Amendment is approved, directors elected at the Annual Meeting will serve for the initial one-, two-, or three-year terms indicated under the discussion of Proposals No. 1 and 2, above, until their successors have been elected or appointed and duly qualified.  Executive officers are appointed by the Board of Directors and hold office until their successors are appointed and duly qualified.  Vacancies on the Board which are created by the retirement, resignation or removal of a director may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his/her successor shall be elected and qualify.

The Board of Directors is elected by and is accountable to our shareholders.  The Board establishes policy and provides strategic direction, oversight, and control.  The Board met 11 times during fiscal year 2011.  All directors attended at least 80 percent of the meetings of the Board and the committees of the Board of Directors, of which they are members.

Director Independence

The Board of Directors has determined that the following current members of the Board are independent directors, in accordance with the director independence standards of the NASDAQ Stock Market, including NASDAQ Rule 4200(a)(15): David P. Hanlon, Rene Klinkhammer and Larry G. Schafran.  The independent directors meet from time to time in executive session.  The Board has not appointed a lead independent director.  If elected, the following would also be considered independent directors: Winfried Kunz, Antonio Rodriguez, and George Schmitt.

Board Committees

The Board of Directors has a separately-designated standing Audit Committee, Compensation Committee, and Nominating Committee.  These committees assist the Board of Directors to perform its responsibilities and make informed decisions.

Audit Committee

The primary duties of the Audit Committee are to oversee (i) management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls, (ii) the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company and (iii) the performance of the Company’s independent auditors.  The Audit Committee assists the Board in providing oversight as to the Company’s financial and related activities, including capital market transactions. The Audit Committee has a charter, a copy of which is available on the Company’s website at www.securealert.com.

The Audit Committee meets with our Chief Financial Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Financial Officer both to the facts presented and to the judgments made by our independent registered public accounting firm.  The Audit Committee met four times during fiscal year 2011.  Members of the Audit Committee during 2011 were Larry Schafran (Chairman), David Hanlon, and Rene Klinkhammer.

With the exception of Mr. Klinkhammer, each member of the Audit Committee satisfies the definition of independent director as established in the NASDAQ Listing Standards.  All of the members of the Audit Committee are financially literate.  In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors has designated Mr. Schafran as the Audit Committee’s “Audit Committee Financial Expert” as defined by the applicable regulations promulgated by the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee is chaired by Robert Childers having been appointed by the Board of Directors.  Mr. Childers is not a nominee for director at the Annual Meeting and will step down at the time his successor is elected.  Larry Schafran is also a member of the Compensation Committee.  The Compensation Committee met three times during fiscal year 2011.  Members of the Compensation Committee are appointed by the Board of Directors and all members of the Compensation Committee are independent directors under applicable NASDAQ rules.  The Compensation Committee is governed by a charter approved by the Board of Directors, a copy of which is available on the Company’s website www.securealert.com.  Members of the Compensation Committee are appointed by the Board of Directors.

The Compensation Committee has responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders.  The Committee monitors the results of such policy to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to shareholders.

The Compensation Committee also acts on behalf of the Board of Directors in administering compensation plans approved by the Board, in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year).  The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation of the Company’s directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of executive officers of the Company.

Nominating Committee

Larry Schafran serves as the chair of the Nominating Committee, having been appointed by the Board.  Robert Childers also currently serves as a member of this committee.  The Nominating Committee has the responsibility for identifying and recommending candidates to fill vacant and newly created Board positions, setting corporate governance guidelines regarding director qualifications and responsibilities, and planning for senior management succession.

The Nominating Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.  The Nominating Committee held one meeting during fiscal 2011.

Code of Ethics

We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.  We will post on our website www.securealert.com any amendments to or waivers from a provision of our Code of Business Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person’s performing similar functions and that relates to any element of the Code of Business Ethics.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Robert Childers David Hanlon, and Larry Schafran.  All members of the Compensation Committee are independent directors.  No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Risk Oversight

Our Board has overall responsibility for the oversight of risk management at our Company.  Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company.  Our Board, either as a whole or through its Committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees.  The Nominating Committee oversees risks related to corporate governance.  The Audit Committee is responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment and risk management.  It focuses on the management of financial risk exposure and oversees financial statement compliance and control environment risk exposure overseeing policies with respect to financial risk assessment.  The Audit Committee also considers financial risk management including, risks relating to liquidity, access to capital and macroeconomic trends and risks.  The Compensation Committee assists the Board in overseeing the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company.  Each of the Board committees reviews these risks and then discusses the process and results with the full Board of Directors.

EXECUTIVE COMPENSATION

Our President, Chief Operating Officer, and Chief Executive Officer, Mr. Hastings, is paid a base annual salary of $360,000 which salary increase became effective on October 1, 2011. The amount of the base salary was determined after negotiations between Mr. Hastings and our Compensation Committee.  Factors considered in determining Mr. Hastings’ base salary included his background in the industries in which we operate; his educational and work background, and reviews of sample salaries at companies of comparable size and industry.

Effective September 30, 2011, the Board of Directors granted options to the employees of the Company including its executive officers and managers.  One-third of the options vested upon the grant date, one-third vest on September 30, 2012, and the remaining one-third vest on September 30, 2013. These options were granted to encourage retention and motivate management and employees to increase shareholder value through stock appreciation. Since these options have not been registered, upon potential exercise of these options the grantee would receive restricted common stock which would require the employee to hold the shares for a minimum of six months prior to trading the shares of common stock.

Summary Compensation Table

The following table summarizes the total compensation paid or earned by our principal executive officer, our principal financial officer and two other most highly compensated executive officers (the “Named Executive Officers”) who served in the capacities indicated during the two fiscal years ended September 30, 2011 and 2010.   Note that the Company paid no compensation in the form of non-equity incentive plan compensation and nonqualified deferred compensation to any Named Executive in any period and those columns are omitted from the following table.

( a )	( b )	( c )	( d )	( e )	( f )	( g )	( h )
Name and						All Other
Principal		Salary	Bonus	Stock Awards	Option Awards	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)

John L. Hastings, III (1)	2011	$325,000	$27,000	$137,500	$511,928	$237,919	$1,239,347
Chief Executive Officer,	2010	$325,000	$-	$-	$131,326	$174,853	$631,179
President, and
Chief Operating Officer

David G. Derrick (2)	2011	$180,000	$-	$50,891	$-	$10,968	$241,859
Chief Executive Officer	2010	$240,000	$-	$-	$83,991	$74,197	$398,188

Chad D. Olsen (3)	2011	$165,000	$4,000	$-	$170,643	$26,511	$366,154
Chief Financial Officer	2010	$165,000	$17,580	$-	$14,264	$25,845	$222,689

Michael G. Acton (4)	2010	$3,076	$-	$-	$-	$-	$3,076
Chief Financial Officer

Robert Schick (5)	2011	$144,000	$4,000	$-	$106,652	$5,464	$260,116
Managing Director Global
Sales and Marketing

Bernadette Suckel (6)	2011	$125,400	$2,000	$-	$106,652	$10,653	$244,705
Managing Director Global	2010	$121,541	$-	$-	$81,313	$5,259	$208,113
Customer Service

_____________

(1)
Mr. Hastings became our Chief Executive Officer in July 2011.  Mr. Hastings was also appointed to serve as the Company’s President in June 2008 and our Chief Operating Officer in November 2008.  Column (e) includes 275 shares of Series D Preferred stock issued to Mr. Hastings.  Column (f) includes non-cash compensation expense of $511,928 and $131,326 reported under Item 402 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”) in connection with certain Common Stock purchase warrants granted to Mr. Hastings during the fiscal years ended September 30, 2011 and 2010, respectively. On September 30, 2011, the Company granted additional warrants to Mr. Hastings for the purchase of 36,000,000 shares of Common Stock at an exercise price of $0.0833 per share. These warrants vest as follows:  one-third vested upon the date of grant, one-third vest on September 30, 2012, and the remaining one-third vest on September 30, 2013.  Amounts in this column represent non-cash compensation expense based on the fair value of warrants granted, calculated using the Black-Scholes valuation model with an aggregate grant date fair value of $1,871,694 using the following assumptions:  exercise price of $0.0833, risk-free interest rate ranging from 0.25% to 0.42%, expected life ranging from 1.5 to 2.5 years, expected dividend of 0%, and a volatility factor ranging from 81.82% to 111.24%. The Company recognized $511,928 of expense during the year ended September 30, 2011 and the remainder expense of $1,359,766 will be recognized over the vesting period.  As of October 12, 2011, the non-cash compensation expense of $511,928 (vested warrants) had an intrinsic value of $20,400.  In addition to the future vesting restrictions of the warrants granted to Mr. Hastings, the shares underlying the warrants are also subject to trading restrictions.  The value of the warrants is dependent on the performance of the Company’s stock over time.  Column (g) includes $201,980 of additional compensation paid by us for services and benefits on behalf of Mr. Hastings as part of his signing package, as well as payments for paid-time off, health, dental, and vision insurance.

(2)
Mr. Derrick served as our Chief Executive Officer until June 30, 2011, a position he had occupied from 2001.  He resigned to pursue other interests in June 2011.  Column (c) “Salary,” includes $180,000 of compensation expense incurred by the Company in connection with Mr. Derrick’s base salary.  Column (e) includes 102 shares of Series D Preferred stock issued to Mr. Derrick for services through the date of his resignation from the Company.

(3)
Mr. Olsen became our Chief Financial Officer and Corporate Secretary in January 2010. Prior to his appointment as Chief Financial Officer, Mr. Olsen was our controller.  Column (f) includes non-cash compensation expense of $170,643 and $14,264 in connection with certain Common Stock purchase warrants granted to Mr. Olsen during the fiscal years ended September 30, 2011 and 2010, respectively. On September 30, 2011, the Company granted additional warrants to Mr. Olsen for the purchase of 12,000,000 shares of Common Stock at an exercise price of $0.0833 per share. These warrants vest as follows:  one-third vested upon the date of grant, one-third vest on September 30, 2012, and the remaining one-third vest on September 30, 2013.  Amounts in this column represent non-cash compensation expense based on the fair value of warrants granted, calculated using the Black-Scholes valuation model with an aggregate grant date fair value of $623,898 using the following assumptions:  exercise price of $0.0833, risk-free interest rate ranging from 0.25% to 0.42%, expected life ranging from 1.5 to 2.5 years, expected dividend of 0%, and a volatility factor ranging from 81.82% to 111.24%. The Company recognized $170,643 of expense during the year ended September 30, 2011 and the remainder expense of $453,255 will be recognized over the vesting period.  As of October 12, 2011, the non-cash compensation expense of $170,643 (vested warrants) had an intrinsic value of $6,800.  In addition to the future vesting restrictions of the warrants granted to Mr. Olsen, the shares underlying the warrants are also subject to trading restrictions.  The value of the warrants is dependent on the performance of the Company’s stock over time.  Column (g) includes additional compensation for paid-time off, health, dental, life and vision insurance.

(4)
Mr. Acton was our Chief Financial Officer from 2001 through June 19, 2008 and from November 20, 2008 to January 2010.  Column (g) includes additional compensation for paid-time off, health, dental, life, and vision insurance.

(5)
Mr. Schick served as Managing Director of Global Sales and Marketing of the Company since February 2010. Column (f) includes non-cash compensation expense of $106,652 in connection with certain Common Stock purchase warrants granted to Mr. Schick during the fiscal year ended September 30, 2011. On September 30, 2011, the Company granted additional warrants to Mr. Schick for the purchase of 7,500,000 shares of Common Stock at an exercise price of $0.0833 per share. These warrants vest as follows:  one-third vested upon the date of grant, one-third vest on September 30, 2012, and the remaining one-third vest on September 30, 2013.  Amounts in this column represent non-cash compensation expense based on the fair value of warrants granted, calculated using the Black-Scholes valuation model with an aggregate grant date fair value of $389,936 using the following assumptions:  exercise price of $0.0833, risk-free interest rate ranging from 0.25% to 0.42%, expected life ranging from 1.5 to 2.5 years, expected dividend of 0%, and a volatility factor ranging from 81.82% to 111.24%. The Company recognized $106,652 of expense during the year ended September 30, 2011 and the remainder expense of $283,284 will be recognized over the vesting period.  As of October 12, 2011, the non-cash compensation expense of $106,652 (vested warrants) had an intrinsic value of $4,250.  In addition to the future vesting restrictions of the warrants granted to Mr. Schick, the shares underlying the warrants are also subject to trading restrictions.  The value of the warrants is dependent on the performance of the Company’s stock over time.  Column (g) includes additional compensation for paid-time off, health, dental, life and vision insurance.

(6)
Ms. Suckel served as Managing Director of Global Customer Service and Account Management of the Company since June 2008.  Column (f) includes non-cash compensation expense of $106,652 and $81,313 in connection with certain Common Stock purchase warrants granted to Ms. Suckel during the fiscal years ended September 30, 2011 and 2010, respectively. On September 30, 2011, the Company granted additional warrants to Ms. Suckel for the purchase of 7,500,000 shares of Common Stock at an exercise price of $0.0833 per share. These warrants vest as follows:  one-third vested upon the date of grant, one-third vest on September 30, 2012, and the remaining one-third vest on September 30, 2013.  Amounts in this column represent non-cash compensation expense based on the fair value of warrants granted, calculated using the Black-Scholes valuation model with an aggregate grant date fair value of $389,936 using the following assumptions:  exercise price of $0.0833, risk-free interest rate ranging from 0.25% to 0.42%, expected life ranging from 1.5 to 2.5 years, expected dividend of 0%, and a volatility factor ranging from 81.82% to 111.24%. The Company recognized $106,652 of expense during the year ended September 30, 2011 and the remainder expense of $283,284 will be recognized over the vesting period.  As of October 12, 2011, the non-cash compensation expense of $106,652 (vested warrants) had an intrinsic value of $4,250.  In addition to the future vesting restrictions of the warrants granted to Ms. Suckel, the shares underlying the warrants are also subject to trading restrictions.  The value of the warrants is dependent on the performance of the Company’s stock over time.  Column (g) includes additional compensation for paid-time off, health, dental, life and vision insurance.

Outstanding Equity Awards at Fiscal Year-End 2011

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Markest value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of Unearned shares, units or other rights that have not vested (#)	Equity incentice plan awards: Market or Payout value of unearned shares, units or other rights that have not vested ($)

David G. Derrick	1,000,000	-	-	$0.13	8/28/12	-	-	-	-
	1,000,000	-	-	$0.13	1/15/14	-	-	-	-

John L. Hastings III	1,250,000	-	-	$0.13	6/23/13	-	-	-	-
	250,000	-	-	$0.13	1/15/14	-	-	-	-
	12,000,000	24,000,000	-	$0.08	9/29/14	-	-	-	-

Chad D. Olsen	1,518,000	-	-	$0.10	4/30/13	-	-	-	-
	200,000	-	-	$0.30	1/15/14	-	-	-	-
	25,000	-	-	$0.12	3/14/14	-	-	-	-
	416,440	-	301,560	$0.15	9/29/15	-	-	-	-

No options or warrants held by executive officers or directors were exercised during the fiscal year ended September 30, 2011 and 2010.

Employment Agreements

We have no employment agreements with any executive officers.

COMPENSATION OF DIRECTORS

We do not pay any compensation to our employee directors for their service on the Board.  However, the Company pays our non-employee directors.

The table below summarizes the compensation paid by us to our non-employee directors for the fiscal year ended September 30, 2011:

(a)	(b)	(c)	(d)	(e)
	Fees earned
	or paid in cash	Stock awards	Option awards	Total
Name	($)	($)	($)	($)

David Hanlon	$67,476	$-	$5,294	$72,770
Robert Childers	$67,476	$-	$5,294	$72,770
Larry Schafran	$67,476	$-	$5,294	$72,770
Rene Klinkhammer	$67,476	$-	$5,294	$72,770
Edgar Bernardi	$67,476	$-	$5,294	$72,770

The Company accrued $67,476 of expense in connection with services rendered by each non-employee director during the fiscal year ended September 30, 2011. Subsequent to September 30, 2011, in lieu of the cash payment of the $67,476 of accrued board fees, the Company issued to each director warrants to purchase 1,200,000 shares of Common Stock at an exercise price of $0.0833 per share or 600,000 shares of Common Stock.  The warrants were valued at the date of grant at $67,476 for each director using the Black-Scholes valuation method.

The table below summarizes the compensation paid by us to our non-employee directors for the fiscal year ended September 30, 2010:

(a)	(b)	(c)	(d)		(e)
	Fees earned
	or paid in cash	Stock awards	Option awards		Total
Name	($)	($)	($)		($)

David Hanlon	$-	$-	$54,575	(1)	$ 54,575
Robert Childers	$-	$-	$65,925	(1)	$ 65,925
Larry Schafran	$-	$-	$69,833	(1)	$ 69,833
Rene Klinkhammer	$-	$-	$15,883	(2)	$ 15,883
Edgar Bernardi (3)	$-	$-	$15,883	(2)	$ 15,883

(1)
At the commencement of the fiscal year ended September 30, 2010, we granted each non-employee member of the Board of Directors warrants for the purchase of 250,000 shares of Common Stock at an exercise price of $0.13 per share, which vested over the period of October 1, 2009 through December 31, 2010, for services valued at $21,177.  Additional compensation expense was recorded and included in column (d) in connection with the re-pricing of previously granted Common Stock purchase warrants to a price of $0.13 per share, as follows:

	Grant	Expiration	Exercise	Number of	Compensation
Name	Date	Date	Price	Options	Expense

David Hanlon	9/8/06	9/7/11	$1.41	50,000	$3,107
	8/29/07	8/28/12	$2.15	100,000	$6,761
	7/14/08	7/13/13	$1.22	459,000	$23,530

Robert Childers	10/5/06	10/4/11	$1.73	50,867	$3,336
	8/29/07	8/28/12	$2.15	150,000	$10,141
	7/14/08	7/13/13	$1.22	610,000	$31,271

Larry Schafran	9/8/06	9/7/11	$1.41	53,900	$3,350
	8/29/07	8/28/12	$2.15	150,000	$10,141
	12/5/07	12/4/12	$4.05	50,000	$3,894
	7/14/08	7/13/13	$1.22	610,000	$31,271

(2)
After they joined the Board of Directors, we granted to each of these new directors warrants for the purchase of 200,000 shares of Common Stock at an exercise price of $0.13 per share, which vest from January 1, 2010 to December 31, 2010, in consideration for services valued at $15,883.

(3)	Dr. Bernardi resigned from the Board on June 30, 2011 to pursue other interests.

Reimbursement of Expenses

The Company reimburses travel expenses of members for their attendance at Board meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

We have two classes of voting securities issued and outstanding: our Common Stock and our Series D Preferred Stock.  The following table presents information regarding beneficial ownership as of October 1, 2011, of all classes of our voting securities by:

(1)	Each shareholder known to us to be the beneficial owner of more than five percent of any class of our voting securities;

(2)	Each of our Named Executive Officers;

(3)	Each of our directors and each new director nominee; and

(4)	All of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”).  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all securities they beneficially own.  Applicable percentage ownership is based on 503,623,428 of Common Stock and 44,845 shares of Series D Preferred Stock outstanding convertible into 269,070,000 shares of Common Stock.  In computing the number of shares of Common Stock and Series D Preferred beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of Common Stock or Series D Preferred subject to warrants and options held by that person that are currently exercisable or exercisable within 60 days of October 1, 2011.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.  Beneficial ownership representing less than one percent of the issued and outstanding shares of a class is denoted with an asterisk (“*”).  Holders of Common Stock are entitled to one vote per share and holders of Series D Preferred are entitled to 6,000 votes per share and vote with the Common shareholders on an as-converted basis.

	Title or Class of Securities:
Name and Address of	Common Stock		Series D Preferred Stock
Beneficial Owner (1)	Shares	%	Shares	%
5% Beneficial Owners:
Borinquen Container Corp (2)	86,909,121	16.5%	3,900	8.7%
Kofler Ventures, S.a.r.l. (3)	56,184,687	10.1%	6,000	13.4%
David G. Derrick (4)	49,950,793	9.1%	7,035	15.7%
Advance Technology Investors, LLC (5)	38,007,033	7.2%	3,644	8.1%
Winfried Kill (6)	31,024,000	6.2%	-	-
Sapinda UK Limited (7)	15,419,244	3.0%	2,550	5.7%

Directors and Named Executive Officers and Director Nominees:
Chad D. Olsen (8)	7,668,316	1.5%	172	*
Robert Childers (9)	2,087,529	*	-	*
Larry Schafran (10)	3,172,793	*	110	*
David Hanlon (11)	2,964,065	*	115	*
Rene Klinkhammer (12)	1,775,318	*	255	*
John L. Hastings, III (13)	15,150,299	2.9%	275	*

All directors and executive officers as a group (6 persons)	32,818,320	6.1%	927	2.1%
(1)	Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 150 West Civic Center Drive, Suite 100, Sandy, Utah 84070.

(2)	Includes 23,400,000 shares of Common Stock issuable upon conversion of 3,900 shares of Series D Preferred and 63,509,121 shares of Common Stock. Address is P.O. Box 145170, Arecibo, Puerto Rico 00614.

(3)
Includes 984,687 shares owned of record by Kofler Ventures, S.a.r.l. and 19,200,000 vested stock purchase warrants, as well as 36,000,000 shares of Common Stock issuable upon conversion of 6,000 shares of Series D Preferred owned of record by Kofler Ventures, S.a.r.l.  Address is R.C.S. Luxembourg B-0090554, 412F, route d’Esch, L-2086 Luxembourg.

(4)
Amount indicated includes 3,752,669 shares owned of record by Mr. Derrick, 1,795,063 shares held in the name of ADP Management, 193,061 shares held in the name of Purizer Corporation, and 2,000,000 vested stock purchase warrants. Also includes 32,550,000 shares of Common Stock issuable upon conversion of 5,425 shares of Series D Preferred owned of record by Mr. Derrick and 9,660,000 shares of Common Stock issuable upon conversion of 1,610 shares of Series D Preferred held in the name of Purizer Corporation. Address is 1401 N. Highway 89, Suite 240, Farmington, Utah  84025.

(5)
Includes 21,864,000 shares of Common Stock issuable upon conversion of 3,644 shares of Series D Preferred and 16,143,033 shares of Common Stock.  Includes 241,743 shares of Common Stock owned of record by Dina Weidman, 32,001 shares of Common Stock owned of record by Steven Weidman, and 109,742 shares of Common Stock owned of record by U/W Mark Weidman Trust.  Additionally, includes Common Stock issuable upon conversion of 107 shares of Series D Preferred owned of record by Dina Weidman and 107 shares of Series D Preferred owned of record by Steven C. Weidman.  Address is 154 Rock Hill Road, Spring Valley, NY 10977.

(6)	Includes 31,024,000 shares of Common stock. Address is Parkstrasse 32A, Bergisch-Gladbach 2M, 51427 Germany.

(7)
Includes 15,300,000 shares of Common Stock issuable upon conversion of 2,550 shares of Series D Preferred and 119,244 shares of Common Stock.  Shareholder’s address is 25 Park Lane, W1K 1RA, London, United Kingdom.

(8)
Mr. Olsen is our Chief Financial Officer.  Common Stock beneficially owned includes 476,876 shares owned of record by Mr. Olsen and 6,159,440 vested stock purchase warrants, as well as 1,032,000 shares of Common Stock issuable upon conversion of 172 shares of Series D Preferred.

(9)
Mr. Childers is a director.  Common Stock beneficially owned by Mr. Childers includes 343,143 shares owned of record by the Robert E. Childers Living Trust and 683,519 shares owned of record by Mr. Childers directly, as well as 1,060,867 shares issuable upon the exercise of Common Stock purchase warrants.

(10)
Mr. Schafran is a director.  Common Stock includes 252,793 shares owned of record by Mr. Schafran and 2,260,000 shares of Common Stock issuable upon exercise of stock purchase warrants, as well as 660,000 shares of Common Stock issuable upon conversion of 110 shares of Series D Preferred.

(11)
Mr. Hanlon is a director.  Amount indicated includes 265,065 shares of Common Stock owned of record by David P. Hanlon Living Trust and 2,009,000 shares issuable upon exercise of warrants, as well as 690,000 shares of Common Stock issuable upon conversion of 115 shares of Series D Preferred.

(12)
Mr. Klinkhammer is a director.  Includes 45,318 shares of Common Stock owned of record by Rene Klinkhammer, 1,530,000 shares of Common Stock issuable upon conversion of 255 shares of Series D Preferred and 200,000 shares of Common Stock issuable upon exercise of stock purchase warrants.

(13)
Mr. Hastings is our Chief Executive Officer, President, and Chief Operating Officer.  Includes 299 shares of Common Stock owned of record by John L. Hastings, III and 1,650,000 shares of Common Stock issuable upon conversion of 275 shares of Series D Preferred.  Amount indicated includes 13,500,000 shares of Common Stock issuable upon the exercise of vested stock purchase warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires our officers, directors, and persons who beneficially own more than 10 percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent shareholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of these forms that were furnished to us, and based on representations made by certain persons who were subject to this obligation that such filings were not required to be made, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during fiscal year 2011, and that such filings were timely except the following:

•	Mr. Derrick, a former director and executive officer, filed two late Forms 4 to report three transactions;
•	Mr. Olsen, an executive officer, filed one late Form 4 to report one transaction;
•	Mr. Childers, a director, filed two late Forms 4 to report two transactions;
•	Mr. Schafran, a director, filed two late Forms 4 to report two transactions;
•	Mr. Hanlon, a director, filed two late Forms 4 to report two transactions; and
•	Dr. Bernardi, a former director, filed two late Forms 4 to report three transactions.
•	Mr. Klinkhammer, a director, filed one late Form 4 to report one transaction.

Certain Relationships and Related Transactions

The Company entered into certain transactions with related parties during the fiscal years ended September 30, 2009, 2010 and 2011. These transactions consist mainly of financing transactions and consulting arrangements.  Transactions with related parties are reviewed and approved by the independent and disinterested members of the Board of Directors.

Related-Party Line of Credit

As of September 30, 2009, we owed $76,022 under a line-of-credit agreement with ADP Management, an entity owned and controlled by David G. Derrick.  Outstanding amounts on the line of credit accrue interest at 11 percent per annum and were due upon demand.  During the fiscal year ended September 30, 2009, the net decrease under this line of credit was $466,782.  This decrease consisted of cash repayments of $739,063 offset, in part, by $272,281 of expenses owed to ADP Management that are reimbursable by us.

During the fiscal year ended September 30, 2010, the interest rate increased from 11 percent to 16 percent on the line-of-credit.  The decrease in the balance consisted of net cash repayments of $729,009 offset, in part, by $652,987 of expenses owed to ADP Management that are reimbursable by us.

At the time these transactions were entered into Mr. Derrick was a director and the Chief Executive Officer of the Company.

Related-Party Notes Payable

Note #1.  In November 2008, we borrowed $1,000,000 from Mr. Derrick.  The unsecured note payable accrued interest at 15 percent and was due and payable upon the earlier of our receiving cash proceeds of $1,000,000 or more from the sale of Common Stock or other additional financing activities or February 4, 2009.  We paid Mr. Derrick a loan origination fee of $50,000 in cash and 100,000 shares of restricted Common Stock in connection with this loan.  In February 2009, Mr. Derrick loaned us an additional $500,000 resulting in a total of $1,500,000 due to Mr. Derrick.  Mr. Derrick agreed to extend the due date of the full obligation to February 26, 2010.  As of September 30, 2009, we owed $1,500,000 plus $12,197 in accrued interest to Mr. Derrick. On January 13, 2010, Mr. Derrick converted the note of $1,500,000 into 1,500 shares of Series D Preferred stock. The Company no longer has any liability under this note.

Note #2.  Effective March 1, 2010, we purchased the remaining 49 percent ownership of our subsidiary, Court Programs, Inc. (“Court Programs”).  We paid $100,000 in cash and entered into an unsecured note payable of $200,000 due in four equal installments of $50,000 each on July 15, 2010, October 15, 2010, January 15, 2011, and April 15, 2011, together with interest on any unpaid amounts at 8 percent per annum.  As of September 30, 2010 and 2009, we owed $150,000 and $0 in principal plus $9,181 and $0, respectively, in accrued interest under this note, which is payable to the former principal of Court Programs, who is also an employee of the Company.  This obligation has been satisfied in full as of the date of this Proxy Statement.

Note #3.  We entered into a promissory note on March 16, 2010 with Mr. Derrick in the principal amount of $500,000, with interest at a rate of 12 percent per annum or a one percent origination fee of $5,000, whichever is greater, maturing on April 15, 2010.  On April 1, 2010, we paid off the promissory note for $505,000 in outstanding principal and accrued interest resulting in an effective interest rate of 21.5 percent per annum.

Note #4.  On June 24, 2010, we entered into an agreement with ADP Management whereby ADP Management agreed to loan and/or invest between $1,000,000 and $5,000,000 to finance the manufacturing of the Company’s TrackerPAL™ IIe devices and to provide us additional working capital.  We agreed to pay a 10 percent origination fee to ADP Management for money loaned and/or invested (for a maximum of $500,000) payable in shares of Series D Preferred stock ($600 per share rate, effective conversion rate of $0.10 per share of Common Stock).  As of September 30, 2010, ADP Management loaned and/or assisted in facilitating $3,443,700 of financing to us resulting in $344,370 in origination fees payable in connection with the agreement.  All amounts loaned pursuant to this agreement bore interest at a rate of 16 percent per annum.  Interest was payable quarterly and at the election of the Company could be paid by the issuance of shares of Series D Preferred stock ($600 per share rate, effective conversion rate of $0.10 per share of Common Stock).  The loan matured on July 1, 2011.  Additionally, ADP Management has the option to convert the outstanding balance and any unpaid interest into shares of Series D Preferred stock ($600 per share rate, effective conversion rate of $0.10 per share of Common Stock).  During the fiscal year ended September 30, 2010, we recorded $124,642 as interest expense to account for a beneficial conversion feature in connection with the agreement.  This loan was extinguished by the conversion of all amounts owing as of July 1, 2011 into shares of Series D Preferred.  The Company has no liability under this loan as of the date of this Proxy Statement.

Foreclosure Liability

In July 2009, we entered into a promissory note with an unrelated entity in the principal amount of $1,000,000 payable on December 31, 2010, with interest at a rate of 15 percent per annum payable quarterly.  As additional consideration for the loan to settle a registration rights dispute, the Company granted the lender 8,000,000 shares of Common Stock.  Additionally, a related-party, ADP Management, collateralized this note with 5,000,000 shares of our Common Stock owned by ADP Management.  In August 2009, we failed to register the 8,000,000 shares of Common Stock within 30 days of entering into the agreement, resulting in the lender foreclosing on the 5,000,000 shares of Common Stock pledged by ADP Management as collateral. As of September 30, 2009, we accrued $775,000, as a “foreclosure liability” to record the obligation to repay the 5,000,000 shares of Common Stock to ADP Management.  On January 13, 2010, we issued 833 shares of Series D Preferred stock to ADP Management in full satisfaction of the amounts accrued in connection with this liability.  As of September 30, 2010, there was no outstanding foreclosure liability.

Related-Party Series A 15 Percent Debenture

On May 1, 2009, we issued a Series A 15 Percent Debenture (the “Debenture”) due and payable on November 1, 2010 to an entity controlled by an officer of the Company for $250,000 in cash. In addition to the rights and terms of the Debenture, the entity received one-year warrants to purchase 2,200,000 shares of Common Stock at an exercise price of $0.25 per share, valued at $43,926.  On January 13, 2010, the entity converted the $250,000 Debenture into 250 shares of Series D Preferred stock.  As of September 30, 2010 and 2009, we owed $0 and $250,000 in principal plus $1,381 and $9,452 in accrued interest, respectively with respect to the Debenture.

Consulting Arrangements

We agreed to pay consulting fees to ADP Management for assisting us to develop our new business direction and business plan and to provide introductions to strategic technical and financial partners.  Under the terms of this agreement, ADP Management was paid a consulting fee of $20,000 per month and we agreed to reimburse the expenses incurred by ADP Management in the course of performing services under the consulting arrangement.

The ADP Management agreement also required ADP Management to pay the salary of Mr. Derrick as our Chief Executive Officer and Chairman of our Board of Directors.  The Board of Directors, with Mr. Derrick abstaining, approved both of these arrangements.

During the fiscal year ended September 30, 2008, we issued 1,000,000 shares of Common Stock valued at $1.52 per share to prepay consulting fees to ADP Management.  Effective July 1, 2010, the Board of Directors and ADP Management mutually agreed that the 1,000,000 shares of Common Stock previously issued would be returned and cancelled resulting in no prior obligation outstanding, but we would accrue $20,000 per month going forward to pay Mr. Derrick’s base salary.  Even though ADP Management received no monetary compensation in connection with these shares, since the shares were returned and cancelled, we recorded $180,000 and $240,000 of expense associated with the issuance of these shares during each of the fiscal years ended September 30, 2010 and 2009. In effect, Mr. Derrick’s actual compensation paid in cash was $0 for the past two years.  The agreement with ADP Management was terminated June 30, 2011 and the Company does not owe any amounts to ADP Management as of the date of this Proxy Statement.

Recent Transactions

During the fiscal year ended September 30, 2011, the Company entered into additional transactions with related parties as follows:

•
Effective June 30, 2011, David Derrick resigned as our Chief Executive Officer.  In connection with his departure from the Company, a total of $1,631,000 owed to Mr. Derrick and ADP Management was repaid via the issuance of 3,262 shares of the Company’s Series D Preferred Stock and payment of $100,000 in cash.

•
Effective July 1, 2011, we entered into an agreement with Borinquen Container Corp. (“Borinquen”) to repurchase certain territory rights related to foreign markets.  At the time the agreement was entered into, Borinquen was the beneficial owner of approximately seven percent (7%) of our outstanding voting shares.  The Company issued 62,000,000 shares of Common Stock to Borinquen.  The Company also entered into a Royalty Agreement with Borinquen which provides for the payment of a royalty based on twenty percent (20%) of the Company’s net revenues from the defined territory (consisting of Spanish-speaking and Portuguese-speaking countries and the Bahamas) for an initial term of 20 years.  At the option of the Company, royalty payments may be made in cash or by issuance of shares of Series D Preferred Stock.

•
Effective April 2, 2011, we entered into an Advisory Agreement with Sapinda UK Limited for general financial advisory services with respect to proposed financing transactions.  The agreement provides for the payment of a financial advisory fee of up to $1,800,000 contingent in part on the amount of financing (either debt or equity, or a combination thereof) the Company obtains with the assistance of Sapinda. The Company paid a cash retainer in the amount of $425,000 and an equity fee in the amount of 655 shares of Series D Preferred Stock in connection with this agreement.  Rene Klinkhammer, a director of the Company, is a director and employee of Sapinda Deutschland GmbH, a sister company and affiliate of Sapinda UK Limited.

•
Effective August 19, 2011, we entered into a loan and security agreement (the “Credit Agreement”) with certain lenders and Sapinda UK Limited, as lender, administrative agent and collateral agent.  The Credit Agreement provides for an asset-based revolving credit facility with an aggregate lender commitment of $8 million at any time outstanding, subject to borrowing availability.  Borrowing under the Credit Agreement will bear interest at a rate equal to 15% per annum.  Lender is required to fund the initial advance under the Credit Agreement in the amount of $4 million on or before September 3, 2011.  In addition to paying interest on outstanding principal under the facility, we paid a fee to the lenders in an amount equal to 12.75% of the maximum credit amount under the facility ($8 million).  The fee was paid by the issuance to Sapinda UK Limited of 2,550 shares of Series D Convertible Preferred Stock valued at $500 per share, valued at $1,275,000.  The preferred stock is convertible after January 2, 2012 into shares of Common Stock at a conversion ratio of 6,000 shares of Common Stock for each share of preferred stock.  Rene Klinkhammer, a director of the Company, is a director and employee of Sapinda Deutschland GmbH, a sister company and affiliate of Sapinda UK Limited.

•
Effective October 4, 2011, we entered into a Termination and Settlement Agreement (the “Termination Agreement”), and an Amended and Restated Advisory Agreement (the “Advisory Agreement”) with Sapinda UK Limited.  The Termination Agreement terminates the Credit Agreement entered into August 19, 2011.  The Credit Agreement provided for an asset-based revolving credit facility with an aggregate lender commitment of up to $8 million at any time outstanding, subject to borrowing base availability.  The collateral agent advanced $500,000 under the Credit Agreement on August 30, 2011.  Under the provisions of the Termination Agreement, the parties mutually agreed to release all parties from any liability or further obligations under the Credit Agreement.  We will return the $500,000 without interest upon raising an additional $1 million in equity investments, and Sapinda UK Limited will immediately release any liens or security interest in the assets of the Company.  The Company also entered into the Advisory Agreement with Sapinda UK Limited, effective September 30, 2011 through December 31, 2011, pursuant to which Sapinda UK Limited agreed to provide certain general advisory services to the Company in connection with equity financing of up to $13 million and general business matters.  The equity raise includes certain amounts totaling approximately $8.5 million, raised by the Company during the period of April 1, 2011through September 30, 2011 through the sale of its Series D. Convertible Preferred Stock to accredited investors.  The Company has paid or will pay to Sapinda UK Limited under the terms of the Advisory Agreement as a retainer, for costs and as fees in connection with the equity financing described above an amount of up to $1,378,758, plus 2,550 shares of Series D Convertible Preferred Stock depending on how much of the equity financing is completed.

PROPOSAL NO. 4 – AMENDMENT OF THE SECUREALERT, INC.
AMENDED AND RESTATED ARTICLES OF INCORPORATION
INCREASING THE AUTHORIZED COMMON STOCK
FROM 600,000,000 TO 1,250,000,000 SHARES

General Description of Proposal

The Board of Directors has approved a proposed amendment to Article III of the Articles of Incorporation of the Company (the “Increased Authorized Amendment”) that increases the number of authorized shares of Common Stock from 600,000,000 shares to 1,250,000,000 shares.  The proposed Increased Authorized Amendment to the Articles of Incorporation of the Company is included in the attached Appendix I.  An increase in the number of authorized shares will not have a dilutive effect on the value of each shareholder’s Common Stock; only the actual issuance of additional Common Stock would have such an effect.

Of the current authorized total, we have 5,189,231 shares of Common Stock available for issuance for general corporate purposes as summarized in the following table:

Total Common Stock Authorized:	600,000,000
Less:
Shares outstanding as of October 1, 2011:	(503,623,428)
Shares reserved for issuance Equity Plans as of October 1, 2011:	(0)
Shares issuable upon conversion of Series D Convertible Preferred Stock, net of 225,066,000 shares subject to conversion right forbearance:	(44,004,000)
Shares issuable upon the exercise of the same number of outstanding warrants and options, net of 31,990,867 shares subject to forbearance:	(47,183,341)

Total Common Stock Available:	5,189,231

The Board of Directors is recommending this increase in authorized shares of Common Stock primarily to give the Company appropriate flexibility to issue shares to satisfy the agreements described above and for future corporate needs.  Additional authorized shares also provide the Board of Directors with flexibility in expanding the business of the Company by providing equity incentives to international sales representatives and distributors and for use in establishing strategic relationships.

Shares of capital stock may be issued by the Board in its discretion, subject to any further shareholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of any stock exchange on which the Company’s Common Stock may then be listed.  The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, financing transactions involving equity or convertible debt securities, stock splits, stock dividends, issuance under current or future employee equity plans or for other corporate purposes.

Except as described above, we do not have any immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of Common Stock which would be authorized by the proposed amendment.  However, the Board believes that the currently available number of unissued and unreserved shares does not provide sufficient flexibility for corporate action in the future.

Our Board believes that these additional shares will provide us with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining shareholder approval for a particular issuance.

If this Increased Authorized Amendment proposal is not approved by the shareholders, our Articles of Incorporation will continue as currently in effect, and the Company will face several very critical issues impacting its ability to operate in the future.  Pursuant to the terms of the Designation of Rights and Preferences of the Series D Preferred, shares of the Series D Preferred are convertible into shares of our Common Stock at a rate of 6,000 shares of Common Stock for each share of Series D Preferred.  Certain holders of the Series D Preferred have agreed contractually to forebear the exercise of their rights to convert the shares of Series D Preferred until the earlier date of October 2011 through January 2012, or the date the Increased Authorized Amendment becomes effective.  As most of the currently authorized shares have been issued or are subject to issuance upon conversion of outstanding shares of Series D Preferred and the exercise of outstanding stock purchase warrants or options, the Company may be unable to honor its current obligations under the Designation of the Series D Preferred to issue shares of its Common Stock, which would likely lead to demand for redemption of all the Series D Preferred or other penalties imposed upon the Company.

Rights of Additional Authorized Shares

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding.  Our shareholders do not have preemptive rights with respect to our Common Stock.  Accordingly, should the Board of Directors elect to issue additional shares of our Common Stock, existing shareholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of Amendment

Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders.  In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.  This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of articles of amendment to our Amended and Restated Articles of Incorporation with the Utah Division of Corporations.  The amendment to the Articles of Incorporation requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Recommendation

FOR THE FOREGOING REASONS THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES

PROPOSAL NO. 5 – APPROVAL OF THE SECUREALERT, INC.
2012 EQUITY COMPENSATION PLAN

At the Annual Meeting, shareholders will be asked to approve the SecureAlert, Inc. 2012 Equity Compensation Plan (the “2012 Plan”), which was adopted, subject to shareholder approval, by the Board of Directors on September 26, 2011.  No awards have been made under the 2012 Plan as of the date of this Proxy Statement.

We believe that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2012 Plan are an important attraction, retention and motivation tool for participants in the plan.

We currently maintain the SecureAlert, Inc. 2006 Equity Incentive Award Plan (the “2006 Plan”).  As of December 31, 2010, a total of 10,000,000 shares of our Common Stock were then subject to outstanding awards granted under the 2006 Plan, and no additional shares of Common Stock were then available for new award grants under the 2006 Plan.

The Board of Directors approved the 2012 Plan based, in part, on a belief that the lack of shares currently available under the 2006 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.  If shareholders approve the 2012 Plan, 18,000,000 shares of our Common Stock will be made available for option grants under the 2012 Plan.  In addition, any shares of Common Stock subject to award grants under the 2006 Plan that expire, are cancelled or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2006 Plan.

If shareholders do not approve the 2012 Plan, management will not have the flexibility necessary to make equity awards to employees and others who contribute to the success of the Company.  Regardless of whether or not the shareholders approve the 2012 Plan, awards then outstanding under the 2006 Plan will not be affected.

Summary Description of the 2012 Plan

The principal terms of the 2012 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2012 Plan, which appears as Appendix II to this Proxy Statement.

The 2012 Plan is intended to (i) encourage ownership of shares by our employees and directors and certain consultants to the Company; (ii) induce them to work for the benefit of the Company; and (iii) provide additional incentive for such persons to promote the success of the Company.

The Compensation Committee of the Board will administer the 2012 Plan, which permits the granting of equity awards to purchase up to 18,000,000 shares of Common Stock.

The 2012 Plan permits the Compensation Committee to grant various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals.

Administration

The Compensation Committee of the Board of Directors will administer the 2012 Plan.  The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act, or employees who are “covered employees” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”).  The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director" pursuant to Section 162(m).

The Compensation Committee will have the exclusive authority to administer the 2012 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the 2012 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

The maximum number of shares of Common Stock available for issuance under the 2012 Plan is 10,000,000.  To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2012 Plan.  In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2012 Plan.  Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2012 Plan.  Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2012 Plan or (b) if the return of shares would require additional shareholder approval of the 2012 Plan pursuant to applicable rules of the exchange or trading facility where our shares are publicly traded.  The shares of Common Stock covered by the 2012 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Awards

The 2012 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards.  No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2012 Plan.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2012 Plan.  The option exercise price of all stock options granted pursuant to the 2012 Plan will be at least 100 percent of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant.  The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale).  However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the 2012 Plan.  A restricted stock award is the grant of shares of Common Stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met.  Conditions may be based on continuing employment or achieving performance goals.  During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares.  The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

A stock appreciation right (“SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR.  Payments will be made by the Company in cash or Common Stock.

The other types of awards that may be granted under the 2012 Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Common Stock or the share price of the Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2012 Plan, then the Compensation Committee may make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2012 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2012 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2012 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

The Compensation Committee, subject to approval of the full Board of Directors, may terminate, amend, or modify the 2012 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2012 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2012 Plan.  In addition, without approval of the Company's shareholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2012 Plan in connection with changes in the Company's capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the 2012 Plan on or after the tenth anniversary of the effectiveness of the Plan.

Securities Law

The 2012 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3.  The 2012 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the 2012 Plan and options and other Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

The tax consequences of the 2012 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2012 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed.  Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.  The tax information summarized is not tax advice.

Nonqualified Stock Options.  For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (“NQSO”) under the 2012 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction.  The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property.  An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (“ISO”); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise.  If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain.  If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

Stock Appreciation Rights.  No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise.  The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock.  A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code.  However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance.  If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount.  The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments.  A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 162(m) Limitation.  In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year.  However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).  Other types of awards may only qualify as “performance-based compensation” if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company's shareholders.

The 2012 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as “performance-based compensation” under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2012 Plan allows the Compensation Committee to designate as “Section 162(m) Participants” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m).  The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the 2012 Plan.  The Company's shareholders are also being asked in this proposal to approve the performance goals established in the 2012 Plan.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2011 EQUITY COMPENSATION PLAN.

PROPOSAL NO. 6 – RATIFICATION OF SELECTION OF
HANSEN BARNETT & MAXWELL, P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Audit Committee of the Board of Directors has selected Hansen, Barnett & Maxwell P.C. (“Hansen Barnett”) as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2011 and has further directed that management submit the selection of our Independent Registered Public Accounting Firm for ratification by the shareholders at the Annual Meeting.  Hansen Barnett has audited the Company’s financial statements since September 2006.  Representatives of Hansen Barnett are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require shareholder ratification of the selection of Hansen Barnett as the Company’s Independent Registered Public Accounting Firm.  However, the Audit Committee of the Board is submitting the selection of Hansen Barnett to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Hansen Barnett.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accounting Firm Fees

Audit Fees

Audit services consist of the audit of the annual consolidated financial statements of us, and other services related to filings and registration statements filed by us and our subsidiaries and other pertinent matters.  Audit fees paid to Hansen Barnett for fiscal years 2011 and 2010 totaled approximately $164,000 and $158,000, respectively.

Tax Fees, Audit Related Fees, and All Other Fees

Hansen Barnett had not provided any consulting services (including tax consulting and compliance services or any financial information systems design and implementation services) to us in fiscal years 2010 and 2009.  Subsequent to year end, Hansen Barnett was engaged to perform tax compliance services for the Company.

The Audit Committee of the Board of Directors considered and authorized all services provided by Hansen Barnett.

Auditor Independence

Our Audit Committee considered that the work done for us in fiscal 2011 by Hansen Barnett was compatible with maintaining Hansen Barnett’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The directors who serve on the Audit Committee are all independent for purposes of applicable Securities and Exchange Commission (“SEC”) rules.  The Audit Committee operates under a written charter that has been adopted by the Board of Directors.

We have reviewed and discussed with management our audited financial statements as of and for the fiscal year ended September 30, 2011.  We have discussed with our independent registered public accountant, Hansen Barnett & Maxwell, P.C., the matters that are required to be discussed by U.S. Auditing Standards as established by the Auditing Standards Board of the American Institute of Certified Public Accountants, which includes a review of the findings of the independent registered public accountant during its examination of our financial statements.

We have received and reviewed written disclosures and the letter from Hansen Barnett & Maxwell, P.C., which is required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and we have discussed with Hansen Barnett & Maxwell, P.C. their independence under such standards. We have concluded that the independent registered public accountant is independent from us and our management.

Based on our review and discussions referred to above, we have recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, for filing with the SEC.

Submitted by the members of the Audit Committee:

Larry Schafran (Chairman)
David Hanlon
Rene Klinkhammer

Vote Required

Approval of the appointment of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE SELECTION OF HANSEN BARNETT & MAXWELL, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Shareholder Proposals

Proposals by shareholders for possible inclusion in the Company’s proxy materials for presentation at the next annual meeting of shareholders must be received by the Secretary of the Company no later than December 31, 2011.  In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with the notice of such proposal no later than 45 days prior to first anniversary of proxy mailing date in 2011.  Any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting, and that written notice must meet certain other requirements.

A shareholder’s notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person on the date of such shareholder’s notice, and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor statute thereto (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Company’s (or its agent’s) books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominee(s), (B) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice, and (C) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iii) a description of all arrangements or understandings between the shareholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

Communications to the Board of Directors

Our Board of Directors maintains a process for shareholders and interested parties to communicate with the Board.  Shareholders may write to the Board of Directors, c/o Chad D. Olsen, Corporate Secretary, SecureAlert, Inc., 150 West Civic Center Drive, Suite 100, Sandy, Utah 84070.  Communications addressed to individual Board members and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the individual addressees.  Any communications addressed only to the Board of Directors and clearly marked as shareholder communications will be forwarded by the Corporate Secretary unopened to the Nominating Committee.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act under which we file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public from the SEC’s Internet website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by writing, e-mailing, or telephoning us at the following address, e-mail address or phone number:

SecureAlert, Inc.
150 West Civic Center Drive, Suite 100
Sandy, Utah 84070
Attention: Chad D. Olsen, Chief Financial Officer and Secretary
colsen@securealert.com; (801) 451-6141

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION.  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED ____________, 2011.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PROXY – SECUREALERT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF SECUREALERT, INC.

John L. Hastings, III or Chad D. Olsen, or any of them, each with the power of substitution, are hereby authorized to represent and vote on the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the annual meeting of shareholders to be held on December 21, 2011, and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no directions are given, this proxy will be voted for the matters set forth below.  The proxy holders named will vote in their discretion on any other matter that may properly come before the meeting.

1.	ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS. The Board of Directors recommends a vote FOR the proposal.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2. ELECTION OF DIRECTORS - The Board of Directors recommends a vote FOR the listed nominees.
	FOR	WITHHOLD		FOR	WITHHOLD
Class I.			Class III
John L. Hastings III	[ ]	[ ]	David P. Hanlon	[ ]	[ ]
Rene Klinkhammer	[ ]	[ ]	Antonio J. Rodriguez	[ ]	[ ]
Class II Larry G. Schafran George F. Schmitt	[ ] [ ]	[ ] [ ]	Winfried Kunz	[ ]	[ ]
3.	ELECTION OF SEVEN DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS IN THE EVENT THE CLASSIFIED BOARD OF DIRECTORS AMENDMENT IS NOT APPROVED.
	FOR	WITHHOLD		FOR	WITHHOLD
John L. Hastings III	[ ]	[ ]	David P. Hanlon	[ ]	[ ]
Rene Klinkhammer	[ ]	[ ]	Antonio J. Rodriguez	[ ]	[ ]
Larry G. Schafran George F. Schmitt	[ ] [ ]	[ ] [ ]	Winfried Kunz	[ ]	[ ]
4.	ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE THE INCREASE OF THE AUTHORIZED SHARES FROM 600,000,000 SHARES OF COMMON STOCK TO 1,250,000,000 SHARES OF COMMON STOCK. The Board of Directors recommends a vote FOR the proposal.
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

5.	ADOPTION OF THE SECUREALERT, INC. 2012 EQUITY COMPENSATION PLAN.
	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

6.	RATIFICATION OF SELECTION OF HANSEN, BARNETT & MAXWELL AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY. The Board of Directors recommends a vote FOR the proposal.
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

7.	In their discretion, to transact such other business as may properly come before the meeting and any adjournments thereof.

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE:  Please sign exactly as name(s) EXACTLY as your name(s) appear(s) on the Notice of Internet Availability.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 – Please keep Signature within the box	Signature 2 – Please keep Signature within the box	Date (mm/dd/yyyy)

Please mark, sign, date and return this proxy promptly by faxing to _____ or mailing to ________.

APPENDIX I

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

SECUREALERT, INC.

Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the "Act"), the undersigned, being the duly elected and acting Secretary of SecureAlert, Inc., a Utah corporation (the "Corporation") hereby declares and certifies as follows:

1.	The name of the Corporation is SecureAlert, Inc.

2.	The shareholders of the Corporation, in a meeting duly convened on December __, 2011, approved the following amendments to the Articles of Incorporation, as heretofore amended:

FIRST: The first paragraph of "Article III, Capital Stock," is hereby amended by substituting the following paragraph in its place:

"The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock authorized to be issued is one billion, two hundred and fifty million (1,250,000,000) and the total number of shares of Preferred Stock authorized to be issued is twenty million (20,000,000). The Common Stock and the Preferred Stock shall each have a par value of $0.0001 per share."

SECOND: A new Article VIII “BOARD OF DIRECTORS” is hereby added to the Articles of Incorporation, reading as follows:

ARTICLE VIII BOARD OF DIRECTORS

The Board of Directors of the Corporation shall be classified into three classes, as nearly equal in number as possible, with staggered terms as provided under Section 16-10a-806 of the Utah Revised Business Corporation Act, with one class being elected each year to serve a staggered three-year term.

Directors in each class shall be elected at the Annual Meeting of Shareholders of the Corporation.  The Directors initially elected in Class I will serve until the 2012 Annual Meeting of Shareholders and the election and qualification of their successors.  The Directors initially elected in Class II will serve until the 2013 Annual Meeting of Shareholders and the election and qualification of their successors.  The Directors initially elected in Class III will serve until the 2014 Annual Meeting of Shareholders and the election and qualification of his successor.

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Beginning with the election of Directors to be held at the 2012 Annual Meeting of Shareholders, and going forward, the class of Directors to be elected in such year (Class I) shall be elected for a three-year term, and at each successive Annual Meeting of Shareholders, the class of Directors to be elected in such year would be elected for a three year term, so that the term of office of one class of Directors shall expire in each year.

Any Director appointed by the Board of Directors of the Corporation to fill a vacancy of a Director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such Director’s term in office, shall hold office until the next election of the class for which such Director has been chosen, and until that Director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

3.           The amendments specified above do not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

4.           The amendments specified above were adopted as of October __, 2011, by the Board of Directors of the Corporation at a meeting duly convened for such purpose, and in accordance with the requirements of the Act and the Bylaws of the Corporation.  The Board of Directors unanimously recommended approval of the amendment by the shareholders of the Corporation.

5.            The foregoing amendment to the Articles of Incorporation of the Corporation was authorized and approved pursuant to section 16-10a-1003 of the Act by a vote of the majority of the Corporation’s shareholders entitled to vote at an Annual Meeting of the shareholders of the Corporation as follows:

(a)           The number of issued and outstanding shares of Common Stock, voting as a class and entitled to vote on the foregoing amendment to the Articles of Incorporation was [NUMBER] of which [NUMBER] shares were represented in person or by proxy at the Annual Meeting, constituting a quorum of such issued and outstanding shares.

(b)           The number of shares of Common Stock voted at the Annual Meeting in person or by proxy in favor of the First Amendment listed above was [NUMBER].  A total of [NUMBER] shares of Common Stock voted against such Amendment.  The number of shares of Common Stock voted in favor of the First Amendment was sufficient to authorize the adoption of the Amendment and the filing of these Articles of Amendment.

(c)           The number of shares of Common Stock voted at the Annual Meeting in person or by proxy in favor of the Second Amendment listed above was [NUMBER].  A total of [NUMBER] shares of Common Stock voted against such Amendment.  The number of shares of Common Stock voted in favor of the Second Amendment was sufficient to authorize the adoption of the Amendment and the filing of these Articles of Amendment.

2

(d)           The number of issued and outstanding shares of Series D Preferred present at the meeting and entitled to vote on the foregoing amendments to the Articles of Incorporation was [NUMBER] of which _________ shares voted for, and _____shares voted against the First Amendment referenced above, which was sufficient to approve the adoption of such Amendment and the filing of these Articles of Amendment to the Articles of Incorporation.

(e)           The number of issued and outstanding shares of Series D Preferred present at the meeting and entitled to vote on the foregoing amendments to the Articles of Incorporation was [NUMBER] of which _________ shares voted for, and _____shares voted against the Second Amendment referenced above, which was sufficient to approve the adoption of such Amendment and the filing of these Articles of Amendment to the Articles of Incorporation.

(f)           The number of issued and outstanding shares of Common Stock, on an as-converted basis, present at the Annual Meeting and entitled to vote on the foregoing amendment to the Articles of Incorporation was __________ of which _________ shares voted for, and _____shares voted against the First Amendment referenced above, which was sufficient to approve the adoption of such Amendment and the filing of these Articles of Amendment to the Articles of Incorporation.  In addition, ___________ shares voted for, and _____shares voted against the Second Amendment referenced above, which was sufficient to approve the adoption of such Amendment and the filing of these Articles of Amendment to the Articles of Incorporation.

(g)           No other class of stock was entitled to vote on the foregoing amendment.

Such votes cast were sufficient for approval of the Amendments.

IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed this __ day of December 2011.

SecureAlert, Inc.,
a Utah corporation

By
Chad D. Olsen, Chief Financial Officer

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APPENDIX II

SECUREALERT, INC.
2012 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1
PURPOSE

The purposes of the SecureAlert, Inc., 2012 Equity Incentive Award Plan (the “Plan”) are to:

(1)           Closely associate the interests of management, employees, directors and consultants of SecureAlert, Inc., a Utah corporation (the “Company”), with the shareholders of the Company by reinforcing the relationship between participants’ rewards and shareholder gains;

(2)           Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

(3)           Maintain competitive compensation levels; and

(4)           Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1           “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2           “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

2.3           “Board” means the Board of Directors of the Company.

2.4           “Change in Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; (ii) a replacement, during a 24-month period, of more than one-half of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals); (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; or (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

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2.5          “Code” means the Internal Revenue Code of 1986, as amended.

2.6          “Committee” means the committee of the Board described in Article 12.

2.7          “Consultant” means any consultant or adviser if:

(a)           The consultant or adviser renders bona fide services to the Company;

(b)           The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)           The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.8          “Covered Employee” means an Employee who is, or may be, as determined by the Committee, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9          “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.10        “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11        “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.12        “Effective Date” shall have the meaning set forth in Section 13.1.

2.13        “Eligible Individual” means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

2.14        “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16        “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

2

2.17        “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.18        “Independent Director” means a member of the Board who is not an Employee of the Company.

2.19        “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.20        “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.21        “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.22        “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

2.23        “Participant” means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.

2.24        “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.  All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.25         “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

3

The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26        “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27        “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.28        “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.29        “Performance Unit” means a right granted to a Participant pursuant to Article 8, to receive units of value, including dollar value of shares of Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30        “Plan” means this SecureAlert, Inc., 2012 Equity Incentive Award Plan, as it may be amended from time to time.

2.31        “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32        “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33        “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.34        “Section 409A Award” shall have the meaning set forth in Section 15.1.

2.35        “Securities Act” shall mean the Securities Act of 1933, as amended.

2.36        “Stock” means the common stock of the Company, par value $.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

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2.37        “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.38        “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

2.39        “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1           Number of Shares.

(a)           Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be eighteen million (18,000,000) shares.  In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”).  In the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

(b)           To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan.  Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan.  To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.  The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

3.2           Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3           Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, (a) the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 1,000,000, and (b) the maximum dollar value payable to any one Participant during a one-year period with respect to awards of Performance Units shall be $500,000.

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ARTICLE 4
ELIGIBILITY AND PARTICIPATION

4.1          Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2          Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3          Foreign Participants.  In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 [see comment above regarding Section 3.3] of the Plan.

ARTICLE 5
STOCK OPTIONS

5.1           General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)           Exercise Price.  The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant.

(b)           Time and Conditions of Exercise.  Each Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant (the “Option Term”), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten years after the date of the grant.  No Option shall be exercisable after the expiration of the Option Term.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)           Payment The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.

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(d)           Evidence of Grant.  All Options shall be evidenced by a written Award Agreement between the Company and the Participant.  The Award Agreement shall include the number of shares of Common Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

5.2           Incentive Stock Options.  The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

(a)           Eligibility.  The Committee may grant one or more Incentive Stock Options to employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).  The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

(b)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.

(c)           Ten Percent Owners. The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company.  However, the exercise price of such Option granted shall not be less than 110% of Fair Market Value on the date of grant.  Furthermore, the Option may be exercisable for no more than five years from the date of grant.

(d)           Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee’s exercise of such Incentive Stock Option.  Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Non-qualified Stock Options pursuant to the terms of the Plan.

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(e)           Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3           Substitution of Stock Appreciation Rights.  The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

5.4          Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

5.5           Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a)           Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b)           Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

(c)           Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6
RESTRICTED STOCK AWARDS

6.1          Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2          Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3          Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

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6.4          Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1          Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be granted to any Participant selected by the Committee.  A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option.  A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2          Coupled Stock Appreciation Rights.

(a)           A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b)           A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)           A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3          Independent Stock Appreciation Rights.

(a)           An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee.  An ISAR shall be exercisable in such installments as the Committee may determine.  An ISAR shall cover such number of shares of Stock as the Committee may determine.  The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

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(b)           An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4          Payment and Limitations on Exercise.

(a)           Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)           To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c)           To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.

ARTICLE 8
OTHER TYPES OF AWARDS

8.1          Performance Share Awards.  Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2          Performance Units. Any Participant selected by the Committee may be granted one or more Performance Unit awards which shall be denominated in units of value, including dollar value of shares of Stock, and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

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8.3          Dividend Equivalents.

(a)           Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Note that paying dividend equivalents on exercise of Options or SARs may result in the treatment of the Option or SAR as deferred compensation under IRC 409A.

(b)           Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4          Stock Payments.  Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee.  The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5          Deferred Stock.  Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee.  The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee.  Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6          Restricted Stock Units.  The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee.  At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate.  At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee.  On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.  The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.7          Other Stock-Based Awards.  Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

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8.8          Term.  Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.9          Exercise or Purchase Price.  The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10        Exercise Upon Termination of Employment or Service.  An Award of Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11        Form of Payment.  Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12        Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9
PERFORMANCE-BASED AWARDS

9.1          Purpose.  The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2          Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

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9.3          Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4          Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5          Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

10.1        Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2        Award Agreement.  Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

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10.3           Limits on Transfer.  Except as otherwise provided by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary.  Except as otherwise provided by the Committee, during the life of the recipient, such award shall be exercisable only by such person or by such person’s guardian or legal representative.

10.4        Death of Optionee.

(a)           Options. Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company’s employ or within six months after termination of Optionee’s employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee’s estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Optionee’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

(b)           Incentive Stock Options.  Upon the death of the Optionee while in the Company’s employ or within not more than 90 days after termination of Optionee’s employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee’s death.

10.5        Retirement or Disability.

(a)           Options. Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.

(b)           Incentive Stock Options. Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

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10.6        Termination for Other Reasons.  Except as provided herein or except as otherwise determined by the Committee, all Options shall terminate ninety (90) days after the termination of the Optionee’s employment with the Company.

10.7        Leaves of Absence and Performance Targets.  The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

10.8        Newly Eligible Employees.  The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

10.9        Stock Certificates; Book Entry Procedures.  As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Common Stock.  Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1        Adjustments.

(a)           In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

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(b)           In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i)           To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)           To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii)           To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)           To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)           To provide that the Award cannot vest, be exercised or become payable after such event.

11.2        Outstanding Awards – Other Changes.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

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11.3        No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12
ADMINISTRATION

12.1        Committee. Pursuant to Utah Code Annotated Section 16-10a-624, and consistent with the provisions of Section 12.3 below, the Board may appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time.

12.2        Committee Appointee Duration.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

12.3        Action by the Board. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board.  The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee.  The Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, and a Non-Employee Director.  Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and, for purposes of such Awards, the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5.  Appointment of Committee members shall be effective upon acceptance of appointment.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may only be filled by the Board.

12.4        Action by the Committee.  A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

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12.5        Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)           Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)           Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)           Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)           Decide all other matters that must be determined in connection with an Award;

(h)           Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)           Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)           Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

12.6        Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.7        Delegation of Authority.  To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

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12.8        Committee Administration. One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

12.9        Liability. No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

ARTICLE 13
EFFECTIVE AND EXPIRATION DATE

13.1        Effective Date.  The Plan is effective as of the date the Plan is approved by a majority of the Board (the “Effective Date”).  The Plan, however, shall be subject to approval by the stockholders.  The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, but, in any event, held no later than 12 months after adoption on the Effective Date.

13.2        Expiration Date.  The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

14.1        Amendment, Modification, And Termination.  The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 4.10), (ii) extend the period during which any Award may be granted or exercised, (iii) amend to the Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the Plan.  The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her other rights under an award previously granted to him or her.

14.2        Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

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ARTICLE 15
COMPLIANCE WITH SECTION 409A OF THE CODE

15.1        Awards subject to Code Section 409A.  Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable.  The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

15.2        Distributions under a Section 409A Award.

(a)           Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)           the Participant’s separation from service, as determined by the Secretary of the Treasury;

(ii)           the date the Participant becomes disabled;

(iii)           the Participant’s death;

(iv)           a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)           to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(vi)           the occurrence of an unforeseeable emergency with respect to the Participant.

(b)           In the case of a Participant who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death).  For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)           The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

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(d)           For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

15.3        Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

15.4        Elections under Section 409A Awards.

(a)           Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)           In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)           In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b)           In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)           such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii)           in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

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(iii)           in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

15.5        Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 16
GENERAL PROVISIONS

16.1        No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

16.2        No Stockholders Rights.  The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

16.3        Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan.  The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld.  Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4        No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5        Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.6        Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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16.7        Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8        Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9        Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10      Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11      Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12      Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13      Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

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*  *  *  *  *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of SecureAlert, Inc., on May 18, 2006.

*  *  *  *  *
I hereby certify that the foregoing Plan was approved by the stockholders of SecureAlert, Inc., on ___________, 2011.

Executed on this ___ day of ________, 2011.

__________________
Corporate Secretary

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